UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) June 14, 1996
                                                        -------------


                              SMC CORPORATION

      State of Oregon                   0-25146                93-0939076
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(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)         File No.)           Identification No.)


 30725 Diamond Hill Road, Harrisburg, Oregon                      97446
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(Address of principal executive offices)                        (Zip Code)


                              (503) 995 - 8214
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            (Registrant's telephone number, including area code)


                                 No Change
- --------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)






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Item 2.  Acquisition of Assets
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     Effective June 14, 1996, SMC Midwest, Inc. ("SMC Midwest"), a wholly owned subsidiary of SMC Corporation (the "Registrant"), purchased from Honorbuilt Industries, Inc. ("Honorbuilt") certain of the assets used by Honorbuilt in connection with the production by Honorbuilt of Class C motorhomes. The purchase of the assets was pursuant to an Agreement for Purchase and Sale of Business Assets between SMC Midwest and Honorbuilt dated as of June 14, 1996 (the "Agreement").

     The Assets, which are located in Minneapolis, Kansas, include
(a) certain tangible personal property, including equipment, machinery, fixtures, tools, and parts; (b) certain intangible personal property, including trade names, trademarks and service marks (including without limitation the name "El Dorado"), copyrights, trade secrets, technical know-how, plans, and processes; (c) certain contract rights, including Honorbuilt's rights as lessee with respect to certain real property;
(d) all inventory ("Inventory"), other than finished goods inventory and work in process; and (e) certain books and records.

     The purchase price for the Assets was $650,000, plus the value of the Inventory valued at Honorbuilt's cost (to be determined but estimated by the Registrant to be approximately $280,000), less the amount agreed upon by SMC Midwest and Honorbuilt to be required by SMC Midwest to satisfy the unexpired warranty obligations of Honorbuilt with respect to previously sold El Dorado motorhomes (to be determined but which the Registrant preliminarily estimates to be approximately $175,000). SMC Midwest will not be reimbursed by Honorbuilt if the costs to honor unexpired warranty obligations exceed the estimates of the parties.

     SMC Midwest will lease from Honorbuilt real property and improvements related to the manufacture of motorhomes. The initial lease term will be for two years, with multiple renewal options at the discretion of SMC Midwest.

     The consideration for the purchase of the Assets will be paid in cash and will be provided from the Registrant's existing cash balances. The purchase price for the Assets was determined in negotiations between the Registrant and Honorbuilt.

     For a more complete description of the terms of the acquisition, reference is made to the Agreement, which is incorporated by reference from
Exhibit 2.1 to this Current Report on Form 8-K as indicated in Item 7 below.


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Item 7.  Financial Statement and Exhibits
- -----------------------------------------

     (a)  Financial Statements of Business Acquired

     The Registrant has determined that it is impracticable to provide the financial statements of the acquired business at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). If available, such financial statements will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

     (b)  Pro Forma Financial Information

     The Registrant has determined that it is impracticable to provide this pro forma financial information at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). If available, such information will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.


     (c)  Exhibits

          2.1 Agreement for Purchase and Sale of Business Assets between SMC Midwest, Inc. and Honorbuilt Industries, Inc., dated as of June 14, 1996 (the "Agreement").

          2.2  List of omitted schedules to the Agreement.


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


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 1, 1996

                              SMC CORPORATION



                              By:  PAUL M. BROWN, JR.
                                 -----------------------------------------
                                 Paul M. Brown, Jr.
                                 Vice President of Finance and
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)



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

                               EXHIBIT INDEX


Exhibit No.         Description                              Sequential Page No.
- -----------         -----------                              -------------------

2.1                 Agreement for Purchase and Sale of
                    Business Assets between SMC
                    Midwest, Inc. and Honorbuilt
                    Industries, Inc. dated as of
                    June 14, 1996.

2.2                 List of omitted schedules to the
                    Agreement.



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